Exhibit 10.2

Inventergy Global, Inc. 2014 Stock Plan

Notice of Stock Option Grant (Installment Exercise)

The Optionee has been granted the following option to purchase shares of the Common Stock of Inventergy Global, Inc.:

Name of Optionee:	__________________________

Total Number of Shares:	__________________________

Type of Option:	__________________________

Exercise Price per Share:	$_________________________

Date of Grant:	__________________________

Date Exercisable:	__________________________

__________________________

__________________________

Vesting Commencement Date:	__________________________

Expiration Date:	__________________________

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2014 Stock Plan and the Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 13 of the Stock Option Agreement includes important acknowledgements of the Optionee.

Page 1 / 1

Exhibit 10.2

Optionee:	Inventergy Global, Inc.

By:

Joe Beyers, Chairman & CEO

Page 2 / 2